                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Adaptive Broadband Corporation                  Case No. 01-53685 ASW
                                                                -------------
        2055 Gateway Place, Suite 400
        San Jose, CA 95110                              CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)
-----------------------------------------

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: 8/25/2001 (1)                         PETITION DATE: 07/26/01
                ---------------                                       ---------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         --

2.   Asset and Liability Structure                                 End of Current    End of Prior      As of Petition
                                                                                     ------------
                                                                       Month            Month              Filing
                                                                       -----            -----              ------
     a. Current Assets                                             $ 32,205,289          N/A
                                                                   ------------      ----------
     b. Total Assets                                               $ 58,023,014          N/A           $ 58,612,410
                                                                   ------------      ----------        ------------
     c. Current Liabilities                                        $    580,531          N/A
                                                                   ------------      ----------
     d. Total Liabilities                                          $ 28,953,473          N/A           $ 28,499,554
                                                                   ------------      -----------       ------------
                                                                                                        Cumulative
3.   Statement of Cash Receipts & Disbursements for Month          Current Month     Prior Month      (Case to Date)
                                                                   -------------     -----------      --------------
     a. Total Receipts                                             $    250,964          N/A           $    250,964
                                                                   ------------      -----------       ------------
     b. Total Disbursements                                        $    358,465          N/A           $    358,465
                                                                   ------------      -----------       ------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)    ($107,501)         N/A              ($107,501)
                                                                   ------------      -----------       ------------
     d. Cash Balance Beginning of Month                            $ 26,867,358          N/A           $ 26,867,358
                                                                   ------------      -----------       ------------
     e. Cash Balance End of Month  (c + d) (2)                     $ 26,759,857          N/A           $ 26,759,857
                                                                   ------------      -----------       ------------
                                                                                                        Cumulative
                                                                   Current Month     Prior Month      (Case to Date)
                                                                   -------------     -----------      --------------
4.   Profit/(Loss) from the Statement of Operations                    N/A               N/A                N/A
                                                                   ------------      -----------       ------------
5.   Account Receivables (Pre and Post Petition)-See Sch A         $    261,000          N/A
                                                                   ------------      -----------
6.   Post-Petition Liabilities                                     $    580,531          N/A
                                                                   ------------      -----------
7.   Past Due Post-Petition Account Payables (over 30 days)        $          0          N/A
                                                                   ------------      -----------

At the end of this reporting month:                                                              Yes               No
                                                                                                 ---               --
8.   Have any payments been made on pre-petition debt, other than payments in the normal          X
                                                                                               --------          ________
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)-Schedule attached & marked as "A".
9.   Have any payments been made to professionals?  (if yes, attach listing including date of                       X
                                                                                               ________          --------
     payment, amount of payment and name of payee)
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                X
                                                                                               --------          ________
11.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes,         X
                                                                                               --------          ________
     attach listing including date of payment, amount and reason for payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?              X
                                                                                               --------          ________
13.  Are a plan and disclosure statement on file?                                                                   X
                                                                                               ________          --------
                                                                                                                    X
14.  Was there any post-petition borrowing during this reporting period?                       ________          --------

15.  Check if paid: Post-petition taxes X  ;     U.S. Trustee Quarterly Fees ___;  Check if filing is current for: Post-petition
                                       ----
     tax reporting and tax returns:    ____.

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/20/2001        /s/ Daniel L. Scharre
       ---------        --------------------------------------------------------
                        Responsible Individual---Daniel Scharre, CEO & President

(1) Adaptive Broadband Corporation utilizes a fiscal calendar (a 4-week month, 4-week month, 5-week month) that does not directly correspond with calendar month-end dates. Accordingly, this Monthly Operating Report reflects an ending-date consistent with the Debtor's books and records. To the extent the U.S. Trustee requests that the Monthly Operating Report be prepared as of calendar month-end dates, the Debtor will work to adhere to that requirement. It should be noted, however, that meeting such a requirement will constitute an additional burden on the Debtor, which is operating with a depleted finance staff.

(2) Represents the unadjusted cash balance at end of period. Adjusted cash balance at end of period (per bank) is $26,424,225. See attached Statement of Cash Receipts and Disbursements.

                                  BALANCE SHEET
                             (General Business Case)

                          For the Month Ended  08/25/01
                                              ----------

 Assets

                                                                    From Schedules     Market Value
                                                                    --------------     ------------
   Current Assets

     Cash and cash equivalents - unrestricted (Bank Balances)                            $21,139,423
                                                                                      ---------------
     Cash and cash equivalents - restricted                                              $ 5,284,802
                                                                                      ---------------
     Accounts receivable (net)                                            A              $   261,000
                                                                                      ---------------
     Inventory                                                            B              $ 3,642,187
                                                                                      ---------------
     Prepaid expenses                                                                    $ 1,427,877
                                                                                      ---------------
     Professional retainers (estimate only)                                              $   450,000
                                                                                      ---------------
      Other:
            -------------------------------------------------                         ---------------

     --------------------------------------------------------                         ---------------

          Total Current Assets                                                           $32,205,289
                                                                                      ---------------
   Property and Equipment (Market Value)

     Real property                                                        C              $         0
                                                                                      ---------------
     Machinery and equipment                                              D              $ 1,499,094
                                                                                      ---------------
     Furniture and fixtures                                               D              $         0
                                                                                      ---------------
     Office equipment                                                     D              $         0
                                                                                      ---------------
     Leasehold improvements                                               D              $   720,328
                                                                                      ---------------
     Computer, Hardware & Software                                        D              $ 2,499,987
                                                                                      ---------------
     Other:                                                               D
            --------------------------------------------------                        ---------------
                                                                          D
     ---------------------------------------------------------                        ---------------
                                                                          D
     ---------------------------------------------------------                        ---------------
                                                                          D
     ---------------------------------------------------------                        ---------------
                                                                          D
     ---------------------------------------------------------                        ---------------

          Total Property and Equipment                                                   $ 4,719,409
                                                                                      ---------------
   Other Assets

     Loans to shareholders

                                                                                      ---------------
     Loans to affiliates - secured                                                       $   288,145
                                                                                      ---------------
     Loans to affiliates (net) - unsecured                                               $19,587,340
     ---------------------------------------------------------                        ---------------
     Notes Receivables                                                                   $ 1,029,137
     ---------------------------------------------------------                        ---------------
     Security Deposits                                                                   $   193,694
     ---------------------------------------------------------                        ---------------

     ---------------------------------------------------------                        ---------------

          Total Other Assets                                                             $21,098,316
                                                                                      ---------------

          Total Assets                                                                   $58,023,014
                                                                                      ===============

NOTE: At the guidance of the U.S. Trustee, Adaptive Broadband Corporation is
----
      presenting its assets at cost value less accumulated depreciation, if any. In addition, Accounts Receivable, Inventory, and Property Plant and Equipment are reflective of a provisional impairement write-down.

                             Liabilities and Equity
                             (General Business Case)

 Liabilities From Schedules

    Post-Petition

        Current Liabilities

           Salaries and wages                                                                $      30,000
                                                                                           -----------------
           Payroll taxes                                                                     $     144,670
                                                                                           -----------------
           Real and personal property taxes
                                                                                           -----------------
           Income taxes
                                                                                           -----------------
           Sales taxes
                                                                                           -----------------
           Notes payable (short term)
                                                                                           -----------------
           Accounts payable (trade)                                                  A       $     105,861
                                                                                           -----------------
           Real property lease arrearage
                                                                                           -----------------
           Personal property lease arrearage
                                                                                           -----------------
           Accrued professional fees (estimate only)                                         $     300,000
                                                                                           -----------------
           Current portion of long-term post-petition debt (due within 12 months)
                                                                                           -----------------
           Other:
                      ------------------------------------------                           -----------------

           -----------------------------------------------------                           -----------------

           -----------------------------------------------------                           -----------------

           Total Current Liabilities                                                         $     580,531
                                                                                           -----------------
        Long-Term Post-Petition Debt, Net of Current Portion
                                                                                           -----------------

           Total Post-Petition Liabilities                                                   $     580,531
                                                                                           -----------------

     Pre-Petition Liabilities (allowed amount) - See Footnotes to Schedule F

           Secured claims                                                            F       $           0
                                                                                           -----------------
           Priority unsecured claims                                                 F       $     159,165
                                                                                           -----------------
           General unsecured claims                                                  F       $  28,213,777
                                                                                           -----------------

           Total Pre-Petition Liabilities                                                    $  28,372,942
                                                                                           -----------------

           Total Liabilities                                                                 $  28,953,473
                                                                                           -----------------

 Equity (Deficit)

        Retained Earnings/(Deficit) at time of filing                                        ($131,585,499)
                                                                                           -----------------
        Capital Stock                                                                        $   3,777,628
                                                                                           -----------------
        Additional paid-in capital                                                           $ 157,920,727
                                                                                           -----------------
        Cumulative profit/(loss) since filing of case (Note <1>)                               ($1,043,315)
                                                                                           -----------------

        Post-petition contributions/(distributions) or (draws)                             -----------------

           -----------------------------------------------------                           -----------------
        Market value adjustment
                                                                                           -----------------

           Total Equity (Deficit)                                                            $  29,069,541
                                                                                           -----------------

 Total Liabilities and Equity (Deficit)                                                      $  58,023,014
                                                                                           =================

Note 1--> Includes, in addition to Cash Expenditures, accruals of expenses, bank reconciliation issues and cost of goods sold.

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                               Accounts Receivable      Accounts Payable          Past Due
                                                            [Pre and Post Petition]    [Post Petition]       Post Petition Debt
                                                            -----------------------     -------------        ------------------
     0-30 Days                                              $                     0       $  105,861
                                                            -----------------------       ----------
     31-60 Days                                             $                     0       $        0
                                                            -----------------------       ----------
     61-90 Days                                             $                44,151       $        0          $               0
                                                            -----------------------       ----------          -----------------
     91+Days                                                $             9,105,121       $        0
                                                            -----------------------       ----------
     Total accounts receivable/payable                      $             9,149,272       $  105,861
                                                            -----------------------       ==========
     Allowance for doubtful accounts                        $             8,888,272
                                                            -----------------------
     Accounts receivable (net)                              $               261,000
                                                            =======================


                                   Schedule B
                          Inventory/Cost of Goods Sold

                                      Inventory(ies)
                                        Balance at
Types and Amount of Inventory(ies)     End of Month         Cost of Goods Sold
----------------------------------     ------------         ------------------
                                                            Inventory Beginning of Month                      $       3,800,000
                                                                                                              -----------------
                                                            Add -
     Retail/Restaurants -                                    Net purchase                                     -----------------

       Product for resale                                    Direct labor                                     -----------------
                                     ---------------
                                                             Manufacturing overhead                           -----------------

     Distribution -                                          Freight in                                       -----------------

        Products for resale          ---------------         Other:                                           -----------------

                                                            ---------------------------------------           -----------------
     Manufacturer -
                                                            ---------------------------------------           -----------------
     Raw Materials                      $ 10,391,005
                                     ---------------
     Consignment Inventory              $  2,702,024       Less -
                                     ---------------
     Finished goods                     $ 42,955,840         Inventory End of Month                           $       3,642,187
                                     ---------------                                                          -----------------

                                                             Shrinkage                                        -----------------

     Inventory Write-Down Provision     ($52,406,682)        Personal Use                                     -----------------
                                     ---------------
     ------------------------------                         Cost of Goods Sold                                $         157,813
                                                                                                              =================
     ------------------------------
         TOTAL                           $ 3,642,187
                                     ===============

     Method of Inventory Control                            Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                  Yes   X       No______
                      ------
     How often do you take a complete physical inventory?   Valuation methods -
                                                             FIFO cost                                 _____

       Weekly              ________                          LIFO cost                                 _____
       Monthly             ________                          Lower of cost or market                     X
       Quarterly              X                                                                        -----
                           --------                          Retail method                             _____
       Semi-annually       ________                          Other                                     _____
       Annually            ________                           Explain

Date of last physical inventory was        7/13/01
                                                                                ____________________________________________________

                                                                                ____________________________________________________
Date of next physical inventory is  Not yet determined
                                    ------------------                          ____________________________________________________

                                   Schedule C
                                  Real Property

Description                                                                           Cost             Market Value
                                                                                      ----             ------------
                               N/A                                                     N/A                  N/A
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       Total                                                                         $        0             $        0
                                                                                ================    ===================

                                   Schedule D
                            Other Depreciable Assets

Description                                                                           Cost             Market Value
                                                                                      ----             ------------
Machinery & Equipment -
       Office Equipment, Furniture & Fixtures included                               $1,499,094             $1,499,094
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       Total                                                                         $1,499,094             $1,499,094
                                                                                ================    ===================

Furniture & Fixtures -
                                                                                     $        0             $        0
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       Total                                                                         $        0             $        0
                                                                                ================    ===================

Office Equipment -

                                                                                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       Total                                                                         $        0             $        0
                                                                                ================    ===================

Leasehold Improvements -
                                                                                     $  720,328             $  720,328
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       Total                                                                         $  720,328             $  720,328
                                                                                ================    ===================
Computer, Hardware & Software
       ---------------------------------------------------------
                                                                                     $2,499,987             $2,499,987
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       ---------------------------------------------------------                ----------------    -------------------
       Total                                                                         $2,499,987             $2,499,987
                                                                                ================    ===================


       NOTE:
       -----
       At the guidance of the U.S. Trustee, Adaptive Broadband Corporation is presenting its assets at cost value less accumulated depreciation, if any. In addition, Accounts Receivable, Inventory, and Property Plant and Equipment are reflective of a provisional impairment write-down.

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                              0-30 Days         31-60 Days         61-90 Days        91+ Days             Total
                                           ---------         ----------         ----------        --------             -----
Federal
        Income Tax Withholding                   $27,074          $ 57,910                                            $ 84,984
                                       -----------------   ---------------    --------------    ------------    --------------
        FICA - Employee                          $ 4,620          $ 16,130                                            $ 20,750
                                       -----------------   ---------------    --------------    ------------    --------------
        FICA - Employer                          $ 4,620          $ 16,130                                            $ 20,750
                                       -----------------   ---------------    --------------    ------------    --------------
        Unemployment (FUTA)                                                                                           $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Income                                                                                                        $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Other (Attach List)                                                                                           $      0
                                       -----------------   ---------------    --------------    ------------    --------------
Total Federal Taxes                              $36,314          $ 90,170       $         0     $         0          $126,484
                                       -----------------   ---------------    --------------    ------------    --------------
State and Local
        Income Tax Withholding                   $ 6,650          $ 10,909                                            $ 17,559
                                       -----------------   ---------------    --------------    ------------    --------------
        Unemployment (UT)                                                                                             $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Disability Insurance (DI)                $   203          $    424                                            $    627
                                       -----------------   ---------------    --------------    ------------    --------------
        Empl. Training Tax (ETT)                                                                                      $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Sales                                                                                                         $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Excise                                                                                                        $      0
                                      ------------------   ---------------    --------------    ------------    --------------
        Real property                                                                                                 $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Personal property                                                                                             $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Income                                                                                                        $      0
                                       -----------------   ---------------    --------------    ------------    --------------
        Other (Attach List)                                                                                           $      0
                                       -----------------   ---------------    --------------    ------------    --------------
Total State & Local Taxes                        $ 6,853          $ 11,333       $         0     $         0          $ 18,186
                                       -----------------   ---------------    --------------    ------------    --------------
Total Taxes                                      $43,167          $101,503       $         0     $         0          $144,670
                                       =================   ===============    ==============    ============    ==============

        See Attached Schedule E Footnote

                                   Schedule F
                            Pre-Petition Liabilities

                                                                                 Claimed           Allowed
List Total Claims For Each Classification -                                      Amount            Amount
-------------------------------------------                                      ------            ------
        Secured claims                                                           $         0     $         0
                                                                              --------------    ------------
        Priority claims other than taxes                                         $   159,165     $   159,165
                                                                              --------------    ------------
        Priority tax claims                                                      $         0     $         0
                                                                              --------------    ------------
        General unsecured claims                                                 $28,213,777     $28,213,777
                                                                              --------------    ------------


        See Schedule F Footnotes on next page.

                                   Schedule G
                            Rental Income Information
                   (Not Applicable) to General Business Cases


                                   Schedule H
             Recapitulation of Funds Held at End of Month (8/31/01)

                                                     Account 1          Account 2          Account 3        Account 4
                                                     ---------          ---------          ---------        ---------
Bank                                             Bank of America    Bank of America    Union Bank        Merrill Lynch
                                                 -----------------  -----------------  ----------------- ---------------
Account Type                                     Debtor In Poss.    Master Account     CD                Money Market
                                                 -----------------  -----------------  ----------------- ---------------
Account No.                                      12339-36178        12338-10046        64590-18088       318-3251209-0
                                                 -----------------  -----------------  ----------------- ---------------
Account Purpose                                  Operations         Sweeps Account     Gain Interest     Gain Interest
                                                 -----------------  -----------------  ----------------- ---------------
Balance, End of Month                                  $   305,816           $973,604         $2,221,406     $18,992,779
                                                 -----------------  -----------------  ----------------- ---------------
Total Funds on Hand for all Accounts                   $26,421,934
                                                 =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                Increase/(Decrease) in Cash and Cash Equivalents
                        For the Month Ended    08/25/01
                                           ----------------

                                                                            Actual                Cumulative
                                                                        Current Month           (Case to Date)
                                                                        -------------           --------------
Cash Receipts
      Rent/Leases Collected                                                                        $          0
                                                                      ----------------         ----------------
      Cash Received from Sales                                            $    171,285             $    171,285
                                                                      ----------------         ----------------
      Interest Received (estimated)                                       $     70,816             $     70,816
                                                                      ----------------         ----------------
      Borrowings                                                                                   $          0
                                                                      ----------------         ----------------
      Funds from Shareholders, Partners, or Other Insiders                                         $          0
                                                                      ----------------         ----------------
      Capital Contributions                                                                        $          0
                                                                      ----------------         ----------------
      Vendor Refunds & Miscellaneous Receipts                             $      8,863             $      8,863
      -------------------------------------------------------         ----------------         ----------------
                                                                                                   $          0
      -------------------------------------------------------         ----------------         ----------------
                                                                                                   $          0
      -------------------------------------------------------         ----------------         ----------------
                                                                                                   $          0
      -------------------------------------------------------         ----------------         ----------------
                                                                                                   $          0
      -------------------------------------------------------         ----------------         ----------------
                                                                                                   $          0
                                                                      ----------------         ----------------

            Total Cash Receipts                                          $    250,964             $    250,964
                                                                      ----------------         ----------------
 Cash Disbursements

      Payments for Inventory                                                                       $          0
                                                                      ----------------         ----------------
      Selling                                                                                      $          0
                                                                      ----------------         ----------------
      Miscellaneous/G&A                                                   $        879             $        879
                                                                      ----------------         ----------------
      Rent                                                                $    184,189             $    184,189
                                                                      ----------------         ----------------
      Principal Payments on Debt                                                                   $          0
                                                                      ----------------         ----------------
      Interest Paid                                                                                $          0
                                                                      ----------------         ----------------
      Rent/Lease:
           Personal Property                                                                       $          0
                                                                      ----------------         ----------------
           Real Property                                                                           $          0
                                                                      ----------------         ----------------
      Amount Paid for Compensation

           Salaries                                                       $     85,589             $     85,589
                                                                      ----------------         ----------------
           Contract Labor                                                 $     16,978             $     16,978
                                                                      ----------------         ----------------
           Commissions/Royalties                                                                   $          0
                                                                      ----------------         ----------------
           Expense Reimbursements                                                                  $          0
                                                                      ----------------         ----------------
           Other (Fringe)                                                 $     26,394             $     26,394
                                                                      ----------------         ----------------
      Salaries/Commissions (less employee withholding)                                             $          0
                                                                      ----------------         ----------------
      Management Fees                                                                              $          0
                                                                      ----------------         ----------------
      Taxes:
           Employee Withholding                                                                    $          0
                                                                      ----------------         ----------------
           Employer Payroll Taxes                                                                  $          0
                                                                      ----------------         ----------------
           Real Property Taxes                                                                     $          0
                                                                      ----------------         ----------------
           Other Taxes                                                                             $          0
                                                                      ----------------         ----------------
       Other Cash Outflows:                                                                        $          0
                                                                      ----------------         ----------------
           Travel & Meetings                                              $          0             $          0
           -------------------------------------------------          ----------------         ----------------
           Technology & Phone                                             $         90             $         90
           -------------------------------------------------          ----------------         ----------------
           Engineering & Operations                                       $        360             $        360
           -------------------------------------------------          ----------------         ----------------
           Professional Consulting Services                               $        253             $        253
           -------------------------------------------------          ----------------         ----------------
           Moving Expenses                                                $     18,617             $     18,617
           -------------------------------------------------          ----------------         ----------------
           Disbursements of China subsidiary (est.)                       $     25,116             $     25,116
           -------------------------------------------------          ----------------         ----------------

           Total Cash Disbursements:                                      $    358,465             $    358,465
                                                                      ----------------         ----------------

Net Increase (Decrease) in Cash                                              ($107,501)               ($107,501)
                                                                      ----------------         ----------------

Cash Balance, Beginning of Period (per bank)                              $ 26,867,358             $ 26,867,358
                                                                      ----------------         ----------------

Cash Balance, End of Period (unadjusted)                                  $ 26,759,857             $ 26,759,857
                                                                      ================         ================

       Loss in market value - Reliance Trust (estimated) (1)                 ($161,759)               ($161,759)
       Oustanding checks/unreconciled difference (net) (2)                   ($173,873)               ($173,873)
                                                                      ----------------         ----------------

Cash Balance, End of Period (adjusted - per bank) (3)                     $ 26,424,225             $ 26,424,225
                                                                      ================         ================

(1) Adaptive Broadband Corporation directed Reliance Trust to reposition its SEDCP fund holdings into the most conservative investments, pending resolution of Debtor's entitlement to such funds. The Debtor believes Reliance has acted pursuant to this direction. Prior to this transfer, the market value of the fund had decreased by approximately $162K since it was last reported (and included in the beginning balance of $26,867,358).
(2) In addition, the Company is in the process of reconciling its bank accounts to quantify outstanding checks and unreconciled differences.
(3) Adjusted cash balance (per bank) was obtained from a bank account balance listing created by Adaptive Broadband Corporation as of 8/24/01.
     The 8/24/01 cash account balances were obtained by Adaptive through correspondence with bank employees.

Schedule E - Footnote
---------------------
Explanation for Aging of Post-Petition Taxes

          Processing of the Debtor's payroll is typically handled by the Debtor's payroll processor, ADP. In addition to processing the Debtor's payroll, ADP typically calculates the Debtor's share of Social Security and Medicare obligations with respect to each payroll, deducts such amounts from the Debtor's payroll account, and forwards such amounts to the appropriate taxing authorities. However, for the Debtor's last payroll before its bankruptcy filing, the deduction from the Debtor's payroll account for the Debtor's share of payroll taxes for such payroll was not completed before the Debtor's payroll account was frozen by the Debtor's bankruptcy filing. Accordingly, the Debtor's share of payroll tax obligations on that final prepetition payroll, totaling $13,551.58, was not collected or paid by ADP ("Prepetition Payroll Taxes").
          As one of the Debtor's "first day" motions, the Debtor requested and obtained authority to pay to the appropriate taxing authorities deductions from employee paychecks for employees' shares of
          ----------
          prepetition payroll taxes, and to pay prepetition employee wages that were due and owing and the Debtor's share of payroll taxes for such wages; however, because the Debtor was not aware that the Prepetition Payroll Taxes were unpaid, the Debtor did not request or obtain authority to pay its unpaid share of prepetition payroll taxes on prepetition wages that were paid prior to the Petition Date. Accordingly, on September 17, 2001 the Debtor requested authority to pay the Prepetition Payroll Taxes, totaling $13,551.58, to the appropriate taxing authorities. ADP had refused to collect and pay any
                                                                             ---
          of the Debtor's payroll taxes, including payroll taxes incurred post-petition with respect to post-petition payrolls paid through ADP, unless the Prepetition Payroll Taxes were paid in full. As a result, the Debtor may have incurred needless penalties and interest with respect to both its Prepetition Payroll Taxes and its postpetition payroll taxes to the detriment of its estate and its creditors. In addition, the Debtor's normal payroll processing operations were disrupted to the detriment and distraction of the Debtor's few remaining personnel.
          The Debtor has subsequently received approval from the U.S. Bankruptcy Court for payment of the $13,551.58 in prepetition payroll taxes. Monies for the delinquent pre-petition and August 2001 payroll taxes have been remitted to ADP and the debtor anticipates being able to make timely payments on all future amounts owed.

--------------------------------------------------------------------------------

Schedule F - Footnotes
----------------------

a) Pre-petition claims are presented as best represented in Adaptive Broadband's books and records. The `claimed' and `allowed' amounts of such claims have, in most cases, not yet been determined. Some claims included in `general unsecured claims' are stated at their potential gross amounts owed, although the `allowed' amount of these claims could face limitations - as stipulated by the U.S. Bankruptcy Code
b) Adaptive Broadband has not completed its analysis of claims in this case and reserves the right to object to all claims scheduled or otherwise listed.
c) A number of claims were scheduled with the Bankruptcy Court as contingent, unliquidated, or disputed. For many of these items, a value was undeterminable at the time scheduled with the Court - and is currently undeterminable. As a result, these items are not included in the claim totals listed in Schedule F above.
d) Adaptive Broadband has provided a value for contingent,unliquidated or disputed claims when information was available for a reasonable estimation. Included in estimated contingent claims as part of the `general unsecured claims' above are the following: $2.5MM for a potential warranty claim with Comtech Telecommunications, $2MM for a contingent settlement agreement with Northrop Grumman, and $14.8MM relating to Solectron Corporation.
e) `Priority claims other than taxes' represents Adaptive Broadband's best estimate as to those employee claims eligible for priority status. The Company is currently reviewing these amounts and will continue to make any necessary adjustments to the allocation between priority and non-priority status, if warranted.
f) General unsecured claims includes approximately $132K in pre-petition taxes. Adaptive Broadband is attempting to identify which, if any, amounts owing to taxing authorities are eligible for priority status.
g) Adaptive Broadband Corporation has rejected three real property leases during the post-petition period. The Company is currently in the process of estimating the potential damage claim, if any, afforded to the landlords of these properties as may be allowed under the U.S. Bankruptcy Code. No such estimate is included in the `general unsecured claims' listed above.

----------------------

         Account 5                 Account 6              Account 7
         ---------                 ---------              ---------
Reliance Trust            Bank of China          Bank of China
-------------------------------------------------------------------------
SEDCP Account             USD$ Account           RMB Account
-------------------------------------------------------------------------
150209526                 8093014                8093001
-------------------------------------------------------------------------
Deferred Comp Plan        Operations             Operations
-------------------------------------------------------------------------
$3,897,802.00             $28,330.00             $2,197.00                        Sub-total this page = $3,928,329.00
-------------------------------------------------------------------------                               -------------
                                                 Converted to USD from RMB


NOTE 1 --> Attached with this MOR are August 31, 2001 bank statements for
------
accounts 1, 2, 3, 6 & 7.
Bank Statements for accounts 4 & 5 have been requested and will be forwarded as soon as received.
Relating to account 5, Reliance Trust & Pencal have refused to provide an August 2001 statement due to unpaid pre-petition invoices. If necessary, legal action will be taken against these parties in order to provide that periodic statements are received on a timely basis.

NOTE 2 --> Adaptive Broadband Corporation is stating cash balances in Schedule H
------
above (per bank) as of 8/31/01, the date in which the bank statements for this period will be reported. The Company is in the process of contacting its financial institutions to request bank statement "cut-off" dates for future periods to be consistent with the Company's fiscal month-end close dates.

ADAPTIVE BROADBAND CORPORATION
DISBURSEMENTS FOR FISCAL AUGUST `01           DRAFT-For Discussion Purposes Only
JULY 26, 2001 THROUGH AUGUST 25, 2001

                                                                                        TOTAL AMOUNT OF PAYMENTS OF PRE- PAYMENTS TO
                  PAYEE                 CATEGORIZATION           DATE        CHECK #        CHECK        PETITION DEBTS   INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN BUSINESS COMMUNICATIONS  53000 - Fringe Expense           08/01/01        13048             340            -         -
AMB PROPERTY                      56134 - Rent Expense             08/01/01        13028         159,472            -         -
CASSANDRA JONES                   51100 - Wages & Salaries         08/03/01        13037           1,725           692        -
DANIEL SCHARRE                    51100 - Wages & Salaries         08/03/01        13041           8,863         4,341      8,863
ELIAS NADER                       51100 - Wages & Salaries         08/03/01        13040           3,543         1,500      3,543
ERIC BURKE                        51100 - Wages & Salaries         08/03/01        13032           1,484           692        -
FU-CHIEH CHANG                    51100 - Wages & Salaries         08/03/01        13036           1,649           750        -
HONGBIN SHEN                      51100 - Wages & Salaries         08/03/01        13042           3,545         1,494        -
IAN WALTERS                       51100 - Wages & Salaries         08/03/01        13033           3,784         1,615      3,784
JAY APOIAN                        51100 - Wages & Salaries         08/03/01        13030           1,248           415        -
JERROLD KOLLMAN                   51100 - Wages & Salaries         08/03/01        13034           4,975         2,308      4,975
MARK SHUPE                        51100 - Wages & Salaries         08/03/01        13043           1,875           865        -
MICHELL BESTUL                    51100 - Wages & Salaries         08/03/01        13031           1,513           692        -
PATTY MIAO                        51100 - Wages & Salaries         08/03/01        13045           1,483            -         -
PATTY MIAO                        51100 - Wages & Salaries         08/03/01        13046             296         1,080        -
PATTY MIAO                        51100 - Wages & Salaries         08/03/01        13039             519            -         -
PETER MALONEY                     51100 - Wages & Salaries         08/03/01        13038           5,397         2,636      5,397
SUMMER CANNON                     51100 - Wages & Salaries         08/03/01        13035           1,575           866        -
SIRAROTOGA BLANCARTE              52100 - Contract Labor           08/03/01        13029           2,151           600        -
TIM SARHATT                       52100 - Contract Labor           08/03/01        13044           3,360         2,400        -
NORTH AMERICAN VAN LINES          56133 - Moving Expenses          08/07/01    402666290           6,845            -         -
CASSANDRA JONES(PETTY CASH)       56299 - Misc. Expenses           08/07/01        13047             879            -         -
CASSANDRA JONES                   51100 - Wages & Salaries         08/17/01        13053           1,725            -         -
DANIEL SCHARRE                    51100 - Wages & Salaries         08/17/01        13058           9,413            -       9,413
ELIAS NADER                       51100 - Wages & Salaries         08/17/01        13057           3,636            -       3,636
ERIC BURKE                        51100 - Wages & Salaries         08/17/01        13050           1,484            -         -
FU-CHIEH CHANG                    51100 - Wages & Salaries         08/17/01        13052           1,649            -         -
HONGBIN SHEN                      51100 - Wages & Salaries         08/17/01        13059           7,015            -         -
IAN WALTERS                       51100 - Wages & Salaries         08/17/01        13061           3,744            -       3,744
JAY APOIAN                        51100 - Wages & Salaries         08/17/01        13049           1,248            -         -
MARK SHUPE                        51100 - Wages & Salaries         08/17/01        13060           4,383            -         -
PATTY MIAO                        51100 - Wages & Salaries         08/17/01        13056             940            -         -
PETER MALONEY                     51100 - Wages & Salaries         08/17/01        13055           5,397            -       5,397
SUMMER CANNON                     51100 - Wages & Salaries         08/17/01        13051           1,480            -         -
SIRAROTOGA BLANCARTE              52100 - Contract Labor           08/17/01        13063           2,100            -         -
UNUM LIFE INSURANCE               53000 - Fringe Expense           08/23/01         1025           1,647            -         -
RHI CONSULTING                    52100 - Contract Labor           08/24/01         1034           9,367            -         -
BLUE CROSS OF CALIFORNIA          53000 - Fringe Expense           08/24/01         1037          19,534            -         -
DELTA DENTAL                      53000 - Fringe Expense           08/24/01         1029           2,492            -         -
KEMPER INSURANCE                  53000 - Fringe Expense           08/24/01         1031           2,320            -         -
MANAGED HEALTH NETWORK            53000 - Fringe Expense           08/24/01         1032              37            -         -
THE HARTFORD INSURANCE            53000 - Fringe Expense           08/24/01         1035              24            -         -
HQ GLOBAL WORKPLACES              56132 - Rent Deposit             08/24/01         1027          22,295            -         -
EQUITY OFFICE                     56133 - Moving Expenses          08/24/01         1026           3,795            -         -
HEWLETT-PACKARD                   56133 - Moving Expenses          08/24/01         1038           7,977            -         -
HOGLAND TRANSFER                  56134 - Rent Expense             08/24/01         1030           2,422            -         -
UNITED PARCEL SERVICE             56302 - Freight-Out Expense      08/24/01         1036             360            -         -
ADP                               56407 - Payroll Processing Fees  08/24/01         1028             253            -         -
PACIFIC BELL                      56601 - Long Distance            08/24/01         1033              90            -         -

                                     1 of 2

ADAPTIVE BROADBAND CORPORATION
DISBURSEMENTS FOR FISCAL AUGUST `01           DRAFT-For Discussion Purposes Only
JULY 26, 2001 THROUGH AUGUST 25, 2001

                                                                                        TOTAL AMOUNT OF PAYMENTS OF PRE- PAYMENTS TO
                  PAYEE                 CATEGORIZATION           DATE        CHECK #        CHECK        PETITION DEBTS   INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       ---------------------------------------------
                                                                                       $        333,351 $         22,948 $    48,752
                                                                                       =============================================

                                     2 of 2

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                     ACCOUNT NUMBER:   1233-9-36178
CONCORD, CA.      94520
                                   ACCOUNT TYPE: CORP CHECKING ACCOUNT     IPO

                                   LAST STATEMENT 07/31/01
FOR STATEMENT INQUIRES
CALL 800-262-2726                  THIS STATEMENT 08/31/01


PARENT ID: 88233                                                  Account #1

0831011010-C     ADAPTIVE BROADBAND CORP-DIP                   PAGE   1 OF 4
E  48            1143 BORREGAS AVE                             ENCLOSURES 48
                 SUNNYVALE                  CA 94089



            ________________STATEMENT CYCLE SUMMARY___________________________

            08/01/01 OPENING LEDGER BALANCE                        500,000.00
            OPENING FLOAT                             0.00
            OPENING COLLECTED BALANCE           500,000.00

                 1  DEPOSIT(S)                                       8,862.55
                 1  WIRE TRANSFER CREDIT(S)                        145,634.46

                                TOTAL CREDITS                      154,497.01

                 48 CHECK(S)                                       348,680.66

                                TOTAL DEBITS                       348,680.66

            08/31/01 CLOSING LEDGER BALANCE                        305,816.35
            TOTAL FLOAT                               0.00
            CLOSING COLLECTED BALANCE           305,816.35

            ------------------------------------------------------------------

___________________DETAILED_TRANSACTIONS_BY_POST_DATE___________________________

  08/01    OPENING BALANCE - LEDGER                                500,000.00
                           - FLOAT                                       0.00
                           - COLLECTED                             500,000.00

--------------------------------------------------------------------------------

POST_DATE  ______CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION_____   _____AMOUNT______

  08/01    CLOSING BALANCE - LEDGER                                500,000.00
                           - FLOAT                                       0.00
                           - COLLECTED                             500,000.00

--------------------------------------------------------------------------------

  08/02    CLOSING BALANCE - LEDGER                                500,000.00
                           - FLOAT                                       0.00
                           - COLLECTED                             500,000.00

--------------------------------------------------------------------------------

  08/03    CHECK                 13031    REF# 983500660257764       1,513.16 DB
  08/03    CHECK                 13037    REF# 004100860281013       1,725.15 DB
  08/03    CHECK                 13038    REF# 982000460321357       5,396.85 DB

  08/03    CLOSING BALANCE - LEDGER                                491,364.84
                           - FLOAT                                       0.00
                           - COLLECTED                             491,364.84

--------------------------------------------------------------------------------

  08/06    CHECK                 13028    REF# 983906060139355     159,472.00 DB
  08/06    CHECK                 13029    REF# 983500460076176       2,151.00 DB
  08/06    CHECK                 13032    REF# 980501460066211       1,484.02 DB
  08/06    CHECK                 13035    REF# 980501460068602       1,575.27 DB


                                                                            PAGE 2 OF 4
_______________________________DETAILED_TRANSACTIONS_BY_POST_DATE_________________________________


POST_DATE______CUSTOMER__REFERENCE__OR__ITEM__DESCRIPTION___________________    ______AMOUNT______

  08/06   CHECK                        13039           REF# 981101460275417              518.91 DB
  08/06   CHECK                        13045           REF# 981101460275418            1,482.53 DB
  08/06   CHECK                        13046           REF# 981101460275416              296.26 DB

  08/06   CLOSING BALANCE - LEDGER                                                   324,384.85
                          - FLOAT                                                          0.00
                          - COLLECTED                                                324,384.85

--------------------------------------------------------------------------------------------------

  08/07   CHECK                        **********      REF# 004102460022653            6,845.26 DB
  08/07   CHECK                        13036           REF# 981401060393762            1,649.31 DB
  08/07   CHECK                        13043           REF# 987007560228943            1,875.12 DB
  08/07   CHECK                        13047           REF# 004102360081628              879.22 DB

  08/07   CLOSING BALANCE - LEDGER                                                   313,135.94
                          - FLOAT                                                          0.00
                          - COLLECTED                                                313,135.94

--------------------------------------------------------------------------------------------------

  08/08   CHECK                        13033           REF# 988507260053260            3,743.82 DB
  08/08   CHECK                        13041           REF# 383300960106072            8,862.73 DB
  08/08   CHECK                        13042           REF# 023500660218295            3,545.15 DB
  08/08   CHECK                        13044           REF# 982001460236843            3,360.00 DB

  08/08   CLOSING BALANCE - LEDGER                                                   293,624.24
                          - FLOAT                                                          0.00
                          - COLLECTED                                                293,624.24

--------------------------------------------------------------------------------------------------

  08/09   CHECK                        13034           REF# 983906060094944            4,975.47 DB


  08/09   CLOSING BALANCE - LEDGER                                                   288,648.77
                          - FLOAT                                                          0.00
                          - COLLECTED                                                288,648.77

--------------------------------------------------------------------------------------------------

  08/10   CLOSING BALANCE - LEDGER                                                   288,648.77
                          - FLOAT                                                          0.00
                          - COLLECTED                                                288,648.77

--------------------------------------------------------------------------------------------------

  08/13   CHECK                        13030           REF# 981400460277377            1,247.93 DB

  08/13   CLOSING BALANCE - LEDGER                                                   287,400.84
                          - FLOAT                                                          0.00
                          - COLLECTED                                                287,400.84

--------------------------------------------------------------------------------------------------

  08/14   CLOSING BALANCE - LEDGER                                                   287,400.84
                          - FLOAT                                                          0.00
                          - COLLECTED                                                287,400.84

--------------------------------------------------------------------------------------------------

_________________________ DETAILED_TRANSACTIONS_BY_POST_DATE___________________

POST_DATE_____CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION_______   ______AMOUNT_____

 08/15  CLOSING BALANCE - LEDGER                                   287,400.84
                        - FLOAT                                          0.00
                        - COLLECTED                                287,400.84

--------------------------------------------------------------------------------

 08/16  CLOSING BALANCE - LEDGER                                   287,400.84
                        - FLOAT                                          0.00
                        - COLLECTED                                287,400.84

--------------------------------------------------------------------------------

 08/17  CHECK                  13053       REF#  004102460003671     1,725.15 DB

 08/17  CLOSING BALANCE - LEDGER                                   285,675.69
                        - FLOAT                                          0.00
                        - COLLECTED                                285,675.69

--------------------------------------------------------------------------------

 08/20  DEPOSIT                *********   REF#  004100160339249     8,862.55 CR
                   0 DAY FLOAT            0.55
                   2 DAY FLOAT        8,331.00
                   3 DAY FLOAT          531.00
 08/20  CHECK                  13050       REF#  980500660058729     1,484.02 DB
 08/20  CHECK                  13051       REF#  980500660053466     1,479.80 DB
 08/20  CHECK                  13063       REF#  983501360131641     2,100.00 DB

 08/20  CLOSING BALANCE - LEDGER                                   289,474.42
                        - FLOAT                                      8,862.00
                        - COLLECTED                                280,612.42

--------------------------------------------------------------------------------

 08/21  CHECK                  13502       REF#  981400960256266     1,649.31 DB
 08/21  CHECK                  13054       REF#  983906260233125     5,310.25 DB
 08/21  CHECK                  13060       REF#  987006360025806     4,382.88 DB
 08/21  CHECK                  13061       REF#  988507160144821     3,743.82 DB

 08/21  CLOSING BALANCE - LEDGER                                   247,388.16
                        - FLOAT                                      8,862.00
                        - COLLECTED                                265,526.16

--------------------------------------------------------------------------------

 08/22  CLOSING BALANCE - LEDGER                                   274,388.16
                        - FLOAT                                        531.00
                        - COLLECTED                                273,857.16

--------------------------------------------------------------------------------

 08/23  CHECK                  13055       REF#  988506860036979     5,396.85 DB
 08/23  CHECK                  13059       REF#  023500460012571     7,015.40 DB

 08/23  CLOSING BALANCE - LEDGER                                   261,975.91
                        - FLOAT                                          0.00
                        - COLLECTED                                261,975.91

--------------------------------------------------------------------------------

 08/24  CHECK                  13040       REF#  615000160045480     3,543.44 DB
 08/24  CHECK                  13057       REF#  615000160045479     3,636.49 DB
 08/24  CHECK                  13058       REF#  383300560143959     9,412.73 DB

_______________________DETAILED_TRANSACTIONS_BY_POST_DATE_______________________

POST_DATE _____CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION______    ______AMOUNT_____

  08/24   CLOSING BALANCE - LEDGER                                245,383.25
                          - FLOAT                                       0.00
                          - COLLECTED                             245,383.25

--------------------------------------------------------------------------------

  08/27   CHECK           1031       REF# 987006460232986           2,320.00 DB
  08/27   CHECK           1032       REF# 519000160078222              36.92 DB
  08/27   CHECK           1033       REF# 312800260484450              90.37 DB
  08/27   CHECK           1034       REF# 519000160194711           9,366.72 DB
  08/27   CHECK           1037       REF# 519000160087008          19,534.40 DB
  08/27   CHECK           13049      REF# 981400260340552           1,247.93 DB

  08/27   CLOSING BALANCE - LEDGER                                212,786.91
                          - FLOAT                                       0.00
                          - COLLECTED                             212,786.91

--------------------------------------------------------------------------------

  08/28   CLOSING BALANCE - LEDGER                                212,786.91
                          - FLOAT                                       0.00
                          - COLLECTED                             212,786.91

--------------------------------------------------------------------------------

  08/29   CHECK           1025       REF# 988506760067640           1,647.38 DB
  08/29   CHECK           1028       REF# 983500860047595             253.09 DB

  08/29   CLOSING BALANCE - LEDGER                                210,886.44
                          - FLOAT                                       0.00
                          - COLLECTED                             210,886.44

--------------------------------------------------------------------------------

  08/30   WIRE TRANSFER CREDIT       REF# 385290370044772         145,634.46
          MONEY TRANSFER-CALIF TRN: 010830-044772  SENDER
          REF: 010830038854 SRC: AMX RETAIL BENF: ADAPTIVE
          BROADBAND CORP-DIP ORIG: /000412728894
  08/30   CHECK           1027       REF# 983906360149184          22,295.00 DB
  08/30   CHECK           1030       REF# 983500260160848           2,422.08 DB
  08/30   CHECK           1036       REF# 983500960139066             360.39 DB

  08/30   CLOSING BALANCE - LEDGER                                331,443.43
                          - FLOAT                                       0.00
                          - COLLECTED                             331,443.43

--------------------------------------------------------------------------------

  08/31   CHECK           1029       REF# 982000460118810           2,491,97 DB
  08/31   CHECK           1046       REF# 004101260231299           1,725,15 DB
  08/31   CHECK           1052       REF# 015501360136021           5,207.71 DB
  08/31   CHECK           1063       REF# 004100460238343         16,202.25 DB

  08/31   CLOSING BALANCE - LEDGER                                305,816.35
                          - FLOAT                                       0.00
                          - COLLECTED                             305,816.35

--------------------------------------------------------------------------------

Bank of America [LOGO]                                                Account #2

                                                              Your Nations Funds
                                                             FundSweep Statement

           Mutual Fund Services #9011
           P. O. Box 37032
           San Francisco, CA 94137-9011          Statement Date: August 31, 2001
                                                 Account Number:021100004251237
                                                 Tax ID Number: 94-1668412
                                                 Dealer Number: 06100
           ADAPTIVE BROADBAND CORPORATION        Branch Number: B5507
           ATTN DIRECTOR OF TREASURY             Representative: BONZON
           1143 BORREGAS AVE
           SUNNYVALE CA 94089-1306               At Your Service
                                                 Call: 1-800-545-0232
                                                 Write: Bank of America,
                                                 P. O. Box 37032, Unit #9011
                                                 San Francisco, CA 94137-9011

================================================================================

[_] Summary of Your Account                  [_] Summary of Distributions

------------------------------------------   -----------------------------------
Shares Now Owned                     Value   Dividend Payments      Year-to-Date
------------------------------------------   Taxablbe                  25,909.08
Certificate shares held by you       0.000   Non-taxable                    0.00
------------------------------------------   Tax withheld                   0.00
Unissued shares held by you    973,604.040   Long term capital gains        0.00
==========================================   Short term capital gains       0.00
Share Total                    973,604.040   Total                     25,909.08
==========================================   ===================================

[_] Markert Value and Monthly Yield          [_] Distribution Options

------------------------------------------   -----------------------------------
Period End Market Value        973,604.040   Income dividends           Reinvest
------------------------------------------   -----------------------------------
For the period ending 08/31/2001, the 7      Capital gains              Cash
day and 30 yields were 3.080% and 3.132%,    -----------------------------------
respectively.
================================================================================
[_] NATIONS CASH RESERVES DAILY CLASS

-----------------------------------------------------------------------------------------------------------------------
Date            Description                      Quantity          Price           Market Value            Total Shares
                Your Beginning Shares                                                                     1,179,854,850

08/01           Part'l REDEMPTION             258,712.020          $1.00           $ 258,712.02             921,142.830
08/02           SUBSEQUENT INVESTMENT           3,100.000           1.00               3,100.00             924,242.830
08/03           SUBSEQUENT INVESTMENT          14,540.000           1.00              14,540.00             938,782.830
08/06           SUBSEQUENT INVESTMENT             915.000           1.00                 915.00             939,697.830
08/09           SUBSEQUENT INVESTMENT             274.930           1.00                 274.93             939,972.760
08/13           SUBSEQUENT INVESTMENT           1,998.000           1.00               1,998.00             941,970.760
08/14           SUBSEQUENT INVESTMENT             127.000           1.00                 127.00             942,097.760
08/21           Part'l REDEMPTION              87,952.150           1.00              87,952.15             854,145.610
08/23           SUBSEQUENT INVESTMENT          87,952.150           1.00              87,952.15             942,097.760
08/27           Part'l REDEMPTION               3,639.850           1.00               3,639.85             938,457.910
08/28           SUBSEQUENT INVESTMENT          32,640.000           1.00              32,640.00             971,097.910
08/31           DIVIDEND REINVESTED             2,506.130          $1.00           $   2,506.13             973,604.040

                Total Shares                                                                                973,604.040

Bank of America [lOGO]

ADAPTIVE BROADBAND CORPORATION                   Statement Date: August 31, 2001
                                                 Account Number: 021100004251237


================================================================================
[_] Important Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Investments in Nations Funds are NOT bank deposits, and are NOT obligations of, or guaranteed by Bank of America or any affiliates.
    An investment in mutual funds involves investment risks, including
    the possible loss of the principal amount invested. Nations Funds     NOT
    are sponsored and distributed by Stephens, Inc., which is             FDIC
    unaffiliated with Bank of America.                                  Insured
--------------------------------------------------------------------------------

Union-                                                                Account #3
 Bank of
California

        SANTA CLARA VALLEY COMM'L BANKING 645
        POST OFFICE BOX 24512
        OAKLAND, CA 94623


     IMPORTANT ACCOUNT NOTICE


        ADAPTIVE BROADBAND CORPORATION
        1143 BORREGAS AVE                           AUGUST 24, 2001
        SUNNYVALE CA  94089                     ACCOUNT NUMBER: 6459018088


--------------------------------------------------------------------------------

          UNION BANK OF CALIFORNIA FIXED TIME DEPOSIT MATURITY NOTICE
--------------------------------------------------------------------------------

------------------ --------------------------------  ---------- ----------------
 MATURITY DATE      INTEREST   ANNUAL PERCENTAGE        TERM     CURRENT BALANCE
                      RATE            YIELD
SEPTEMBER 10, 2001    3.35%           3.40%            33 DAYS   $2,221,406.26
------------------ --------------------------------  ---------- ----------------


   YOUR FIXED MATURITY TIME DEPOSIT DESCRIBED ABOVE WILL MATURE ON SEPTEMBER 10, 2001 WE REMIND YOU THAT YOUR DEPOSIT WILL STOP EARNING INTEREST ON ITS MATURITY DATE.

   WE WOULD LIKE TO HELP YOU REINVEST YOUR DEPOSIT.

   UNION BANK OF CALIFORNIA MAKES AVAILABLE A WIDE VARIETY OF INVESTMENT OPTIONS TO CHOOSE FROM: SAVINGS, TIME DEPOSITS AND SECURITIES, SUCH AS STOCKS, BONDS AND MUTUAL FUNDS. (SECURITIES ARE NOT BANK DEPOSITS AND ARE NOT COVERED BY FDIC INSURANCE.) PLEASE CALL YOUR BANKING OFFICE AT 800-898-6466 FOR MORE INFORMATION.

   THANK YOU FOR BANKING WITH UNION BANK OF CALIFORNIA.

                                (STATEMENT LIST)

            BANK OF CHINA
             HEAD OFFICE


            BEIJING (ACCOUNT NAME):ADAPTIVE BROADBAND CORPORATION         BEIJING REPRESENTATIVE OFFICE

  -----------------------------------------------------------------------------------------------------
        (NEW ACCOUNT NO): 00200008093014     (OLD ACCOUNT NO): 81201400021594             :010090
                               (CURRENCY):USD         (LAST BALANCE):              48,596.02
-------------------------------------------------------------------------------------------------------
   (DATE)        (PARTICULARS                    (VAL)           (VCH NO)       (DEBIT/CREDIT)
-------------------------------------------------------------------------------------------------------
20010801     0000592653_TO_A/C               20010801     1109003601               5,000.00-
20010809     0000592654_TO_A/C               20010809     1109000801               5,000.00-
20010829     0000592655_FOREIGN_             20010829     1804001311              10,266.00-

















-------------------------------------------------------------------------------------------------------
        : 010903                                (BALANCE):            28,330.02
  -----------------------------------------------------------------------------------------------------

                                (STATEMENT LIST)

BANK OF CHINA

  (ACCOUNT NAME): ADAPTIVE BROADBAND CORPORATION  BEIJING REPRESENTATIVE OFFICE

--------------------------------------------------------------------------------
(NEW ACCOUNT NO): 00200008093001 (OLD ACCOUNT NO): 81200100017837    :0100901
                         (CURRENCY): CNY           (LAST BALANCE):  47,170.07
--------------------------------------------------------------------------------
  (DATE)        (PARTICULARS)          (VAL)        (VCH NO)     (DEBIT/CREDIT)
--------------------------------------------------------------------------------
20010801       0000129512_TO_A/C     20010801      1106001411       21,075.50
20010801       0000129513_TAX        20010801      1109003403       14,434.42
20010801       PHONE                 20010801      1119002117          490.98
20010801       PHONE                 20010801      1119000402          264.05
20010801       PHONE                 20010801      1119000218          237.80
20010801       FROM_A/C              20010801      1109003604       41,323.00
20010802       0000129511_TO_A/C     20010802      1106000715       12,800.00
20010802       PHONE                 20010802      1119004709        1,456.08
20010802       PHONE                 20010802      1119003117          961.66
20010802       PHONE                 20010802      1119004404          882.66
20010807       0000129515_TO_A/C     20010807      1109002501        3,008.60
20010808       0000129517_TO_A/C     20010808      1106001611        4,469.58
20010808       0000129514_TO_A/C     20010808      1106001614        2,231.46
20010809       0000129516_TO_A/C     20010809      1106000713        6,293.08
20010809       04                    20010809      1106001314          429.00
20010809       FROM_A/C              20010809      1109000804       41,324.50
20010810       0000129510_TO_A/C     20010810      1106002012        3,330.60
20010813       0000129519_TO_A/C     20010813      1106000704        5,760.13
20010814       0000129518_TO_A/C     20010814      1106000103       14,568.14
20010815       04                    20010815      1106001202           46.00
--------------------------------------------------------------------------------
      :010903                          (BALANCE):             37,077.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                (STATEMENT LIST)

BANK OF CHINA

  (ACCOUNT NAME): ADAPTIVE BROADBAND CORPORATION  BEIJING REPRESENTATIVE OFFICE

--------------------------------------------------------------------------------
(NEW ACCOUNT NO): 00200008093001 (OLD ACCOUNT NO): 81200100017837          :1
                         (CURRENCY): CNY           (LAST BALANCE):  37,077.83
--------------------------------------------------------------------------------
  (DATE)        (PARTICULARS)          (VAL)        (VCH NO)     (DEBIT/CREDIT)
--------------------------------------------------------------------------------
20010823       TELEX                 20010823      1109001505           84.66
20010829       0000129520_CASH       20010829      1805000703        9,718.02
20010829       0000129524_CASH       20010829      1805000701        4,652.06
20010829       0000129523_CASH       20010829      1804001307        3,025.00
20010829       0000129521_CASH       20010829      1804001309        1,229.00
20010829       0000129525_CASH       20010829      1804001305        1,150.00
20010829       CASH                  20010829      1108001802       14,434.42
20010831       0000129526_TO_A/C     20010831      1106000916       13,471.50




--------------------------------------------------------------------------------
      :010903                          (BALANCE):             18,182.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Adaptive Broadband Corporation
Tax Statement
July 26, 2001 to August 25, 2001

                                                                            Amount Remitted To              Date Remitted To
                                                  Amount                     Taxing Authority               Taxing Authority
                                            ---------------------------  ---------------------------    ----------------------------

     Gross Payroll & Payroll Taxes [A]
     ---------------------------------
         Gross Payroll                                   124,583                    N/A                             N/A
         Federal Taxes Withheld                           31,730                                -        Not Remitted as of 08/25/01
         State Taxes Withheld                              6,846                                -        Not Remitted as of 08/25/01
         Employer Taxes                                    4,647                                -        Not Remitted as of 08/25/01

     Gross Sales
     -----------
         Gross Sales [B]                                 171,285                    N/A                             N/A


Notes:
-----
[A] A portion of gross payroll and payroll taxes relate to court approved pre -
    petition amounts.
[B] As a result of reseller agreements and international sales, no sales tax is related to gross sales.

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